PATIENT INFOSYSTEMS INC. ANNOUNCES

FISCAL 2004 YEAR END AND FOURTH QUARTER FINANCIAL RESULTS

RECORD REVENUES

Rochester, New York, April 1, 2005 - Patient Infosystems, Inc. and subsidiaries (the "Company") (OTCBB: PATY) a leading healthcare solutions company today announced its fourth quarter and 2004 fiscal year end financial results.

Revenues for the fiscal year ending December 31, 2004 increased 177% to $15,736,649 from $5,687,293 for the fiscal year ended December 31, 2003. Revenues during the fourth quarter ending December 31, 2004 were $5,268,970 a 205 % increase from the fiscal fourth quarter 2003 revenues of $1,729,885. On a sequential quarterly basis the fourth quarter ending December 31, 2004 revenues represent a 56% increase in revenue from the third quarter ending September 30, 2004 revenues of $3,373,820.

Roger Chaufournier, CEO and Board Chair of Patient Infosystems states, "We are very proud of the performance of the Company this past year. We have completed the assimilation of the Care Management Division which was acquired from CBCA at the end of the third quarter of 2004. We established new relationships with strategic partners that provide access to additional opportunities for growth. We also have prepared for the spin-out of our subsidiary, American CareSource Holdings, Inc. (ACS), which is on track for later this spring. The performance of PATY this year was masked by the losses of ACS. The Company is now well positioned for growth and will concentrate on our core business.”

### FINANCIAL DATA TO FOLLOW ###

PATIENT INFOSYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003

ASSETS	2004	2003

CURRENT ASSETS:
Cash and cash equivalents	$ 229,298	$ 397,851
Accounts receivable (net of doubtful accounts allowance of $65,902 and $52,141)	1,960,355	771,258
Prepaid expenses and other current assets	224,916	156,729
Total current assets	2,414,569	1,325,838

PROPERTY AND EQUIPMENT, net	877,213	305,551

Intangible assets (net of accumulated amortization of $848,806 and $586,830)	2,372,483	497,893
Goodwill	11,237,278	6,981,876

TOTAL ASSETS	$ 16,901,543	$ 9,111,158

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 1,483,684	$ 1,337,862
Bank overdrafts	-	189,608
Accrued salaries and wages	879,523	442,299
Accrued expenses	282,730	981,689
Accrued Interest	28,804	61,558
Accrued dividends	1,317,495	490,756
Current maturities of long term debt	21,355	294,117
Deferred revenue	269,246	336,598
Total current liabilities	4,282,837	4,134,487

LONG TERM DEBT	7,219,325	3,040,295

COMMITMENTS

STOCKHOLDERS' EQUITY:
Preferred stock - $.01 par value: shares authorized: 20,000,000
Series C, 9% cumulative, convertible
issued and outstanding: 2004 - 75,000, 2003 - 100,000	750	1,000
Series D, 9% cumulative, convertible
issued and outstanding: 2004 - 840,118, 2003 - 830,100	8,401	8,301
Common stock - $.01 par value:
authorized: 80,000,000; issued and outstanding:
2004 - 9,638,150, 2003 - 4,960,354	96,382	49,604
Additional paid-in capital	54,346,793	45,596,684
Unearned debt issuance cost	(1,689,244)	-
Accumulated deficit	(47,363,701)	(43,719,213)
Total stockholders' equity	5,399,381	1,936,376

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 16,901,543	$ 9,111,158

See notes to the consolidated statements.

PATIENT INFOSYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUES	$ 15,736,649	$ 5,687,293

COSTS AND EXPENSES:
Cost of revenue	12,529,121	4,162,759
Sales and marketing	1,532,032	893,833
General and administrative	3,358,234	1,125,926
Research and development	130,443	131,782
Impairment of goodwill	802,105	-

Total costs and expenses	18,351,935	6,314,300

OPERATING LOSS	(2,615,286)	(627,007)

Debt financing Costs	(812,630)	(2,143,120)
Interest expense	(139,177)	(753,685)
Other income	785	145,851

NET LOSS	(3,566,308)	(3,377,961)

CONVERTIBLE PREFERRED STOCK DIVIDENDS	(826,739)	(7,671,557)

NET LOSS ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$ (4,393,047)	$ (11,049,518)

NET LOSS PER SHARE - BASIC AND DILUTED	$ (0.56)	$ (11.96)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	7,815,063	924,109

See notes to the consolidated statements.

During the year ended December 31, 2004, Patient Infosystems operated in two segments: (i) Patient Infoystems, which includes disease management, demand management, provider improvement as well as case management and utilization review services which were acquired on September 22, 2004 through the acquisition of CBCA Care Management, Inc. (CMI) and (ii) ACS, which includes ancillary benefits management services. Selected financial information on Patient Infosystems' segments for the years ended December 31, 2004 and 2003 and pro forma combined as if the ACS and CMI acquisition had occurred as of January 1 of each year, respectively, are presented as follows:

	Year ended December 31,
	2004	2004	2003	2003
Revenues		Pro Forma		Pro Forma
Patient Infosystems, Inc.	$ 7,624,144	$ 7,624,144	$ 5,687,293	$ 5,687,293
CBCA Care Management, Inc.	2,075,181	7,511,190	-	6,837,974
Segment total	9,699,325	15,135,334	5,687,293	12,525,267
American Caresource Holdings, Inc.	6,037,324	6,037,324	-	9,164,389
Total revenue	15,736,649	21,172,658	5,687,293	21,689,656

Cost of sales
Patient Infosystems, Inc.	5,485,642	5,485,642	4,162,759	4,162,759
CBCA Care Management, Inc.	1,202,890	5,050,745	-	4,719,665
Segment total	6,688,532	10,536,387	4,162,759	8,882,424
American Caresource Holdings, Inc.	5,840,589	5,840,589	-	10,289,128
Total cost of sales	12,529,121	16,376,976	4,162,759	19,171,552

Selling, general and administrative
Patient Infosystems, Inc.	2,633,145	2,633,145	2,151,541	2,151,541
CBCA Care Management, Inc.	177,786	1,092,432	-	1,168,513
Segment total	2,810,931	3,725,577	2,151,541	3,320,054
American Caresource Holdings, Inc.	2,209,778	2,209,778	-	2,279,094
Total selling, general and administrative	5,020,709	5,935,355	2,151,541	5,599,148

Other
Patient Infosystems, Inc.	936,821	936,821	2,750,954	2,319,202
CBCA Care Management, Inc.	(1,889)	535,411	-	716,400
Segment total	934,932	1,472,232	2,750,954	3,035,602
American Caresource Holdings, Inc.	818,195	818,195	-	171,331
Total Other	1,753,127	2,290,427	2,750,954	3,206,933

Net loss
Patient Infosystems, Inc.	(1,431,464)	(1,431,464)	(3,377,961)	(2,946,209)
CBCA Care Management, Inc.	696,394	832,602	-	233,396
Segment total	(735,070)	(598,862)	(3,377,961)	(2,712,813)
American Caresource Holdings, Inc.	(2,831,238)	(2,831,238)	-	(3,575,164)
Total net loss	(3,566,308)	(3,430,100)	(3,377,961)	(6,287,977)

Dividends	(826,738)	(826,738)	(7,671,557)	(8,265,390)
Net loss attributable to
common shareholders	(4,393,046)	(4,256,838)	(11,049,518)	(14,553,367)
Net loss per share basic and diluted	$ (0.56)	$ (0.54)	$ (11.96)	$ (2.93)
Weighted average common shares	7,815,063	7,815,063	924,109	4,960,339

About Patient Infosystems:

Patient Infosystems is a leader in disease and demand management programs that reduce healthcare costs and increase patient quality of life and service. The company, through its wholly owned subsidiary, American Caresource, is also a pioneer in ancillary benefits management. For more information on Patient Infosystems please go to www.ptisys.com.

This release contains information about management's view of the company's future expectations, plans and prospects, our ability to reduce costs for our clients, to benefit their businesses and our ability to recognize our goals for 2005 that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with the company's financial condition, its ability to sell its products, its ability to compete with competitors and the growth of the healthcare market as well as other factors that are discussed in the company's filed Annual Report on Form 10-KSB, as well as other documents filed with the Securities and Exchange Commission.

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Contact:

PATY Investor Relations
Lipman Capital Group Inc.
John Lipman, 212-737-9803
jlipman@lipmangrp.com